                       MORGAN STANLEY PACIFIC GROWTH FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2009 - OCTOBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
BaWang       06/26/09     --       HKD           USD $215m         52,000   2.78%    0.01%     HSBC, Morgan    HSBC Securities
 International                         2.380                                                       Stanley, The     Asia
                                                                                                   Hongkong and
                                                                                                     Shanghai
                                                                                                      Banking
                                                                                                    Corporation
                                                                                                     Limited,
                                                                                                      Morgan
                                                                                                   Stanley Asia
                                                                                                     Limited,
                                                                                                       BOCOM
                                                                                                   International
                                                                                                    Securities
                                                                                                      Capital
                                                                                                   Limited, CCB
                                                                                                   International
                                                                                                      Capital
                                                                                                     Limited,
                                                                                                       First
                                                                                                     Shanghai
                                                                                                    Securities
                                                                                                     Limited,
                                                                                                     Kingsway
                                                                                                     Financial
                                                                                                     Services
                                                                                                   Group Limited

   Sinopharm      09/16/09     --       HKD          USD $1.1 b         12,800   0.44%    0.33%          UBS        UBS Securities
   Group Co.                          16.000                                                        Investment
                                                                                                   Bank, Morgan
                                                                                                     Stanley,
                                                                                                     Deutsche
                                                                                                    Bank, Citi,
                                                                                                    CICC, China
                                                                                                   International
                                                                                                      Capital
                                                                                                    Corporation
                                                                                                       Hong
                                                                                                    Securities
                                                                                                   Limited, UBS
                                                                                                     AG, Hong
                                                                                                   Kong Branch,
                                                                                                      Morgan
                                                                                                   Stanley Asia
                                                                                                     Limited,


                                                                                                     Citigroup
                                                                                                      Global
                                                                                                   Markets Asia
                                                                                                     Limited,
                                                                                                     Deutsche
                                                                                                     Bank AG,
                                                                                                     Hong Kong
                                                                                                      Branch,
                                                                                                       BOCOM
                                                                                                   International
                                                                                                    Securities
                                                                                                     Limited,
                                                                                                       China
                                                                                                     Merchants
                                                                                                    Securities
                                                                                                     (HK) Co.,
                                                                                                     Limited,
                                                                                                       Daiwa
                                                                                                    Securities
                                                                                                     SMBC Hong
                                                                                                       Kong
                                                                                                     Limited,
                                                                                                       First
                                                                                                     Shanghai
                                                                                                    Securities
                                                                                                     Limited,
                                                                                                     Kingsway
                                                                                                     Financial
                                                                                                     Services
                                                                                                       Group
                                                                                                     Limited,
                                                                                                      Shenyin
                                                                                                      Wanguo
                                                                                                      Capital
                                                                                                      (H.K.)
                                                                                                      Limited

     China        09/25/09     --       HKD           USD $824m         52,000   0.43%    0.02%        Morgan       Credit Suisse HK
   Resources                           3.900                                                         Stanley,
     Cement                                                                                        Credit Suisse


   Wynn Macau     09/30/09     --       HKD          USD $1.63b        128,000   0.76%    0.13%        Morgan       UBS Securities
      Ltd.                            10.080                                                          Stanley,
                                                                                                        J.P.
                                                                                                      Morgan,
                                                                                                        UBS
                                                                                                    Investment
                                                                                                    Bank, BofA
                                                                                                      Merrill
                                                                                                      Lynch,
                                                                                                     Deutsche
                                                                                                       Bank,
                                                                                                     ABN-AMRO,
                                                                                                   BNP PARIBAS,
                                                                                                   CLSA, Guocco
                                                                                                      Capital
                                                                                                      Limited